SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                                    Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) October 10, 2000


                                  PEOPLE'S BANK
                                  on behalf of
                     PEOPLE'S BANK CREDIT CARD MASTER TRUST
             (Exact Name of Registrant as Specified in its Charter)


                                    Connecticut
                 (State or Other Jurisdiction of Incorporation)



    33-99506, 33-99508, 33-90012
   333-33269, 333-45785, 333-63989                      06-1213065
 (Commission File Number)                 (I.R.S. Employer Identification No.)



               850 Main Street, Bridgeport, Connecticut   06604
               (Address of Principal Executive Offices) (Zip Code)


                                 (203) 338-7171
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




INDEX TO EXHIBITS

Exhibit
 No.     Document Description

20           Monthly Servicer's Certificate

Item 5.    Other Events.

           The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.


Item 7.    Financial Statements and Exhibits.

           (c)    Exhibits.

                 20. Monthly Servicer's Certificate for People's Bank Credit Card Master Trust, 1995-1, 1996-1, 1997-1,
                      1997-2, 1998-1, 1999-1


                                          SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PEOPLE'S BANK



Dated: October 19, 2000           By:  /s/Vincent J.Calabrese
                                         Vincent J.Calabrese
                                         First Vice President & Controller